                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 24
Dividend Reinvestment Plan....................... 29

VIM SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........     1.70%
Six-month total return based on NAV(2)....................     1.33%
 DISTRIBUTION RATES
Distribution rate as a % of closing stock price(3)........     5.70%
Taxable-equivalent distribution rate as a % of closing
 stock price(4)...........................................     8.91%

 SHARE VALUATIONS

Net asset value...........................................    $17.00
Closing stock price.......................................   $17.375
Six-month high common stock price (12/10/98)..............  $17.8125
Six-month low common stock price (04/23/99)...............   $17.250
Preferred share (Series A) rate(5)........................    3.190%
Preferred share (Series B) rate(5)........................    3.200%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

We recently spoke with the management team of the Van Kampen Trust for Insured Municipals about the key events and economic forces that shaped the markets during the reporting period. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. Most of our purchases were bonds with 15- to 25-year maturities, as this portion of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile.
    In addition, we reduced the Trust's holdings in the health-care sector as a result of increasing financial pressures on that industry. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors for value in recent months. We sold some lower-rated health-care issues and replaced them with longer-maturity insured bonds. In addition, we sold bonds in the portfolio that had a high risk of being called, or refinanced by the issuer. Bond calls can lower the Trust's income stream because when issues are called from the portfolio, we must reinvest the proceeds into bonds paying current lower interest rates. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return.
    We also continued to seek value in the municipal market by working closely with our experienced research analysts. With the help of our analysts, we searched for bonds that had favorable yields and good call protection. During the reporting period, we took advantage of a shortage of airport bonds to sell some of our holdings in that sector that had appreciated and replace them with industrial revenue issues that provided attractive yields.
    Another strategy we used to enhance performance was to purchase bonds issued in states that have strong demand for municipal bonds as a result of heavy state and local taxation. In particular, we purchased securities issued in New York, California, and Florida. The large supply in these states provided a number of opportunities to find quality bonds with appreciation potential. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of 1.70 percent(1) based on market price. This reflects a decrease in market price from $17.750 per share on October 31, 1998, to $17.375 on April 30, 1999.
In addition, the Trust provided a distribution rate of 5.70 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of
8.91 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.0825 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999                     AS OF OCTOBER 31, 1998
Airport.....................  13.2%      Airport.....................  16.0%
Retail Electric/Gas/Telephone 12.8%      Retail Electric/Gas/Telephone 14.6%
Single-Family Housing.......  11.2%      Single-Family Housing.......  12.5%
Transportation..............  10.2%      Multi-Family Housing........  10.1%
Multi-Family Housing........   9.8%      Health Care.................  10.0%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY
 AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999                     AS OF OCTOBER 31, 1998
AAA/Aaa.....................  100%       AAA/Aaa.....................  100%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
'Nov 1998'                                                                .08250
'Dec 1998'                                                                .08250                              0.1639
'Jan 1999'                                                                .08250
'Feb 1999'                                                                .08250
'Mar 1999'                                                                .08250
'Apr 1999'                                                                .08250

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         MUNICIPAL BONDS  110.5%
         ALABAMA  1.8%
$1,500   Birmingham, AL Arpt Auth Arpt Rev
         Rfdg (AMBAC Insd) (a)..............  5.375%      07/01/20    $  1,496,655
 1,000   Birmingham-Carraway, AL Methodist
         Hlth Sys Ser A (Connie Lee Insd)...  5.875       08/15/25       1,062,550
 2,000   Huntsville, AL Pub Bldg Auth Lease
         Rev Muni Justice & Pub Safety Cent
         Ser A (MBIA Insd)..................  5.900       10/01/16       2,153,520
                                                                      ------------
                                                                         4,712,725
                                                                      ------------
         ALASKA  0.1%
   195   Alaska St Hsg Fin Corp Coll Mtg
         Oblig Ser A Subser A2 (GNMA
         Collateralized)....................  7.050       06/01/25         206,930
                                                                      ------------
         ARIZONA  2.2%
 1,500   Arizona Hlth Fac Auth Hosp Sys Rev
         Phoenix Baptist Hosp & Med Rfdg
         (MBIA Insd)........................  6.250       09/01/11       1,645,530
 1,462   Peoria, AZ Indl Dev Auth
         Multi-Family Rev Sr Hsg Casa Del
         Rio Ser A Rfdg (GNMA
         Collateralized)....................  7.300       02/20/15       1,624,735
 2,140   Pima Cnty, AZ Indl Dev Auth Indl
         Rev Lease Oblig Irvington Proj
         Tucson Ser A Rfdg (FSA Insd).......  7.250       07/15/10       2,366,241
                                                                      ------------
                                                                         5,636,506
                                                                      ------------
         CALIFORNIA  13.1%
 6,235   California Hsg Fin Agy Rev Home Mtg
         Ser B (MBIA Insd) (b)..............  6.100       02/01/28       6,625,124
 2,500   California Pollutn Ctl Fin Auth
         Pollutn Ctl Rev Pacific Gas & Elec
         Ser B (FSA Insd)...................  6.350       06/01/09       2,744,800
 2,000   California St (FGIC Insd)..........  4.500       12/01/21       1,838,820
 9,000   Los Angeles Cnty, CA Pension Oblig
         Ctfs Ltd Muni Oblig Ser A (MBIA
         Insd) (b)..........................  6.900       06/30/08      10,789,110
 2,000   Midpeninsula Regl Open Space Dist
         CA Fin Auth Rev Cap Apprec (AMBAC
         Insd)..............................  *           09/01/29         400,220
 1,155   Paramount, CA Redev Agy Tax Alloc
         (MBIA Insd)........................  6.250       08/01/10       1,278,492

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,000   Pico Rivera, CA Wtr Auth Rev Wtr
         Sys Proj Ser A (MBIA Insd).........  5.500%      05/01/19    $  1,069,280
 3,600   Sacramento Cnty, CA Arpt Ser A
         (MBIA Insd)........................  5.900       07/01/24       3,869,964
 1,000   San Diego, CA Pub Fac Fin Auth Swr
         Rev Ser A (FGIC Insd)..............  5.000       05/15/29         982,420
 9,000   San Jose, CA Single Family Mtg Rev
         Ser A Cap Apprec (GEMIC Mtg
         Collateralized)....................  *           04/01/16       3,915,540
                                                                      ------------
                                                                        33,513,770
                                                                      ------------
         COLORADO  2.0%
 2,330   Castle Rock, CO Multi-Family Rev
         Hsg Pines at Castle Rock Ser A (FSA
         Insd)..............................  6.100       12/01/16       2,462,065
   770   El Paso Cnty, CO Sch Dist No 003
         Widefield (MBIA Insd)..............  *           12/15/18         279,017
   670   El Paso Cnty, CO Sch Dist No 003
         Widefield (MBIA Insd)..............  *           12/15/19         229,622
   300   El Paso Cnty, CO Sch Dist No 003
         Widefield (MBIA Insd)..............  *           12/15/20          97,407
 1,855   Greeley, CO Multi-Family Rev Hsg
         Mtg Creek Stone (FHA Gtd)..........  5.950       07/01/28       1,938,011
                                                                      ------------
                                                                         5,006,122
                                                                      ------------
         FLORIDA  6.0%
 2,000   Florida St Tpk Auth Tpk Rev Dept
         Tran Ser A (FGIC Insd).............  4.500       07/01/27       1,811,840
 1,000   Hillsborough Cnty, FL Aviation
         Tampa Intl Arpt Ser A (FGIC
         Insd)..............................  6.000       10/01/23       1,078,630
 1,000   Jacksonville, FL Wtr & Swr Rev
         United Wtr FL Proj (AMBAC Insd)....  6.350       08/01/25       1,116,950
 3,885   Lakeland, FL Elec & Wtr Rev Cap
         Apprec Ser A Rfdg (MBIA
         Insd) (a)..........................  *           10/01/13       1,941,218
 2,000   Lakeland, FL Elec & Wtr Rev Cap
         Apprec Ser A Rfdg (MBIA
         Insd) (a)..........................  *           10/01/14         945,240
 1,225   Miami-Dade Cnty, FL Spl Oblig
         Courthouse Cent Proj Ser A (AMBAC
         Insd)..............................  4.750       04/01/20       1,169,434

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,500   Miami-Dade Cnty, FL Spl Oblig
         Courthouse Cent Proj Ser B Rfdg
         (AMBAC Insd).......................  4.750%      04/01/18    $  1,446,405
 1,045   Orange Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Ser A (GNMA
         Collateralized)....................  6.200       10/01/16       1,113,395
 2,000   Pasco Cnty, FL Solid Waste Disp &
         Res Recovery Sys Rev (AMBAC
         Insd)..............................  6.000       04/01/11       2,228,340
 1,270   Pinellas Cnty, FL Hsg Fin Auth
         Single Family Mtg Rev (GNMA
         Collateralized)....................  6.000       09/01/18       1,343,343
   980   Pinellas Cnty, FL Hsg Fin Auth
         Single Family Mtg Rev (GNMA
         Collateralized)....................  6.100       09/01/29       1,036,330
                                                                      ------------
                                                                        15,231,125
                                                                      ------------
         GEORGIA  1.4%
 1,860   George L Smith II GA Wrld Congress
         Cent Auth Rev Domed Stadium Proj
         Rfdg (MBIA Insd) (a)...............  6.000       07/01/10       2,011,051
 1,500   George L Smith II GA Wrld Congress
         Cent Auth Rev Domed Stadium Proj
         Rfdg (MBIA Insd) (a)...............  5.500       07/01/20       1,502,235
                                                                      ------------
                                                                         3,513,286
                                                                      ------------
         HAWAII  2.9%
 1,450   Hawaii St Dept Budget & Fin Spl
         Purp Mtg Rev Hawaiian Elec Co &
         Subsidiaries (MBIA Insd)...........  6.550       12/01/22       1,589,040
 3,500   Hawaii St Dept Budget & Fin Spl
         Purp Mtg Rev Hawaiian Elec Co Proj
         Ser B (MBIA Insd)..................  7.600       07/01/20       3,720,080
 2,100   Honolulu, HI City & Cnty Ser D
         (FGIC Insd) (a)....................  4.850       02/01/10       2,094,855
                                                                      ------------
                                                                         7,403,975
                                                                      ------------
         ILLINOIS  9.2%
 4,000   Bolingbrook, IL Cap Apprec Ser
         B (a)..............................  *           01/01/32         657,280
 9,050   Chicago, IL O'Hare Intl Arpt Spl
         Facs Rev Intl Terminal (MBIA
         Insd) (b)..........................  6.750       01/01/18       9,796,716
 1,515   Chicago, IL Residential Mtg Rev Cap
         Apprec Ser B Rfdg (MBIA Insd)......  *           10/01/09         744,213

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$2,220   Illinois Dev Fin Auth Rev Loc Govt
         Pgm Lincoln Way Cmnty (FGIC
         Insd)..............................  5.700%      01/01/16    $  2,435,207
 3,000   Onterie Cent Hsg Fin Corp IL Mtg
         Rev Onterie Cent Proj Ser A Rfdg
         (MBIA Insd)........................  7.000       07/01/12       3,201,180
 6,150   Onterie Cent Hsg Fin Corp IL Mtg
         Rev Onterie Cent Proj Ser A Rfdg
         (MBIA Insd)........................  7.050       07/01/27       6,574,965
                                                                      ------------
                                                                        23,409,561
                                                                      ------------
         KANSAS  2.7%
 3,500   Burlington, KS Pollutn Ctl Rev KS
         Gas & Elec Co Proj Rfdg (MBIA
         Insd)..............................  7.000       06/01/31       3,774,925
 2,000   Kansas St Dev Fin Auth Hlth Fac Rev
         Stormont Vail Hlthcare Inc Ser G
         (MBIA Insd)........................  5.800       11/15/21       2,112,940
   955   Olathe Labette Cnty, KS Single
         Family Mtg Rev Coll Ser A-I Rfdg
         (GNMA Collateralized)..............  8.100       08/01/23       1,070,154
                                                                      ------------
                                                                         6,958,019
                                                                      ------------
         KENTUCKY  0.4%
 1,000   Kenton Cnty, KY Arpt Brd Rev
         Cincinnati/ Northn KY Intl Arpt Ser
         A Rfdg (MBIA Insd).................  6.200       03/01/08       1,124,690
                                                                      ------------
         LOUISIANA  3.2%
 3,145   Calcasieu Parish, LA Mem Hosp Svc
         Dist Hosp Rev Lake Charles Mem Hosp
         Proj Ser A (Connie Lee Insd).......  6.650       12/01/21       3,456,953
 1,000   Louisiana Hsg Fin Agy Mtg Rev Coll
         Mtg Malta Square Proj (GNMA
         Collateralized)....................  6.450       09/01/27       1,095,280
    30   Louisiana Pub Fac Auth Rev Student
         Ln LA Opportunity Ln Ser A (FSA
         Insd)..............................  6.600       01/01/04          32,163

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         LOUISIANA (CONTINUED)
$  460   Louisiana Pub Fac Auth Rev Student
         Ln LA Opportunity Ln Ser A (FSA
         Insd)..............................  6.700%      01/01/05    $    493,971
   310   Louisiana Pub Fac Auth Rev Student
         Ln LA Opportunity Ln Ser A (FSA
         Insd)..............................  6.800       01/01/06         333,309
   660   Louisiana Pub Fac Auth Rev Student
         Ln LA Opportunity Ln Ser A (FSA
         Insd)..............................  6.850       01/01/09         709,922
 1,000   New Orleans, LA Rfdg (FGIC Insd)...  5.500       12/01/17       1,074,510
 1,000   New Orleans, LA Rfdg (FGIC Insd)...  5.500       12/01/18       1,071,680
                                                                      ------------
                                                                         8,267,788
                                                                      ------------
         MARYLAND  0.7%
 1,675   Prince Georges Cnty, MD Hsg Auth
         Mtg Rev Riverview Terrace Ser A
         Rfdg (GNMA Collateralized).........  6.400       12/20/10       1,809,067
                                                                      ------------
         MASSACHUSETTS  1.6%
 3,915   Massachusetts Edl Ln Auth Rev Muni
         Forwards Issue E Ser A (AMBAC
         Insd)..............................  7.000       01/01/10       4,185,801
                                                                      ------------
         MICHIGAN  7.1%
 5,510   Detroit, MI Econ Dev Corp Res
         Recovery Rev Ser A (FSA Insd) (b)..  6.875       05/01/09       5,901,596
 7,000   Michigan St Strategic Fd Ltd Oblig
         Rev Detroit Edison Co Ser A Rfdg
         (MBIA Insd) (a)....................  5.550       09/01/29       7,103,740
 1,000   Monroe Cnty, MI Econ Dev Corp Ltd
         Oblig Rev Coll Detroit Edison Co
         Ser AA Rfdg (FGIC Insd)............  6.950       09/01/22       1,259,450
 3,500   Monroe Cnty, MI Pollutn Ctl Rev
         Coll Detroit Edison Monroe Ser 1
         (MBIA Insd)........................  6.875       09/01/22       3,853,325
                                                                      ------------
                                                                        18,118,111
                                                                      ------------
         MISSISSIPPI  3.2%
 1,696   Mississippi Home Corp Single Family
         Rev Mtg Access Pgm (GNMA
         Collateralized)....................  7.100       05/01/23       1,807,840
 1,185   Mississippi Home Corp Single Family
         Rev Mtg Access Pgm Ser C (GNMA
         Collateralized)....................  8.125       12/01/24       1,320,327
 1,165   Mississippi Home Corp Single Family
         Rev Mtg Access Pgm Ser D (GNMA
         Collateralized)....................  8.100       12/01/24       1,302,738

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         MISSISSIPPI (CONTINUED)
$1,046   Mississippi Home Corp Single Family
         Rev Mtg Access Pgm Ser E (GNMA
         Collateralized)....................  8.100%      12/01/25    $  1,169,878
 2,500   Mississippi Hosp Equip & Fac Auth
         Rev Rush Med Fndtn Proj (Connie Lee
         Insd)..............................  6.700       01/01/18       2,706,475
                                                                      ------------
                                                                         8,307,258
                                                                      ------------
         MISSOURI  0.9%
 1,000   Missouri St Hsg Dev Comm
         Multi-Family Hsg Brookstone Ser A
         (FSA Insd).........................  6.000       12/01/16       1,057,420
 1,095   Missouri St Hsg Dev Comm
         Multi-Family Hsg Truman Farm Ser A
         (FSA Insd).........................  5.750       10/01/11       1,153,517
                                                                      ------------
                                                                         2,210,937
                                                                      ------------
         NEBRASKA  1.7%
 1,305   Nebraska Invt Fin Auth Multi-Family
         Rev Hsg Cambury Hills Apts Pgm (FSA
         Insd)..............................  5.700       10/01/12       1,366,531
 1,100   Nebraska Invt Fin Auth Multi-Family
         Rev Hsg Summit Club Apts Proj (FSA
         Insd)..............................  5.700       10/01/12       1,151,865
 1,650   Nebraska Invt Fin Auth Single
         Family Mtg Rev (Inverse Fltg) (GNMA
         Collateralized)....................  9.719       09/15/24       1,837,687
                                                                      ------------
                                                                         4,356,083
                                                                      ------------
         NEVADA  3.8%
 9,000   Clark Cnty, NV Indl Dev Rev NV Pwr
         Co Proj Ser A (FGIC Insd) (b)......  6.700       06/01/22       9,785,070
                                                                      ------------
         NEW HAMPSHIRE  0.4%
 1,000   New Hampshire St Business Fin Auth
         Wtr Fac Rev Pennichuck Wtrwks Inc
         (AMBAC Insd).......................  6.300       05/01/22       1,098,700
                                                                      ------------
         NEW JERSEY  2.3%
 1,000   New Jersey Hlthcare Facs Fin Auth
         Rev St Barnabas Hlth Ser C Rfdg
         (MBIA Insd) (a)....................  5.000       07/01/09       1,018,950
 1,000   New Jersey Hlthcare Facs Fin Auth
         Rev St Barnabas Hlth Ser C Rfdg
         (MBIA Insd) (a)....................  5.000       07/01/10       1,012,150

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$2,275   New Jersey St Edl Fac Auth Rev
         Seton Hall Univ Proj Rfdg (AMBAC
         Insd) (a)..........................  5.250%      07/01/08    $  2,421,100
 1,250   New Jersey St Edl Fac Auth Rev
         Seton Hall Univ Proj Rfdg (AMBAC
         Insd) (a)..........................  5.250       07/01/09       1,330,175
                                                                      ------------
                                                                         5,782,375
                                                                      ------------
         NEW MEXICO  3.0%
 1,900   Albuquerque, NM Arpt Rev Ser A
         (AMBAC Insd).......................  6.600       07/01/16       2,049,796
 2,250   Farmington, NM Pollutn Ctl Rev
         Southern CA Edison Ser A Rfdg (MBIA
         Insd) (a)..........................  5.125       04/01/29       2,226,128
 2,070   New Mexico Edl Assistance Fndtn
         Student Ln Rev Ser A (AMBAC
         Insd)..............................  6.850       04/01/05       2,246,260
 1,000   New Mexico Mtg Fin Auth Amt Single
         Family Mtg Pgm A2 (GNMA
         Collateralized)....................  6.050       07/01/16       1,057,480
                                                                      ------------
                                                                         7,579,664
                                                                      ------------
         NEW YORK  6.2%
 3,855   Metropolitan Trans Auth NY Commuter
         Facs Rev Ser A (MBIA Insd).........  5.625       07/01/27       4,090,733
 1,095   New York St Dorm Auth Lease Rev St
         Univ Dorm Facs Ser B (AMBAC
         Insd)..............................  4.500       07/01/11       1,083,317
 5,000   New York St Dorm Auth Rev Insd NY
         Univ Ser A (AMBAC Insd) (a)........  5.500       07/01/11       5,255,500
 5,000   Port Auth NY & NJ Spl Oblig Rev Spl
         Proj JFK Intl Arpt Terminal 6 (MBIA
         Insd)..............................  5.750       12/01/25       5,300,100
                                                                      ------------
                                                                        15,729,650
                                                                      ------------
         OHIO  0.7%
 1,730   Ohio Hsg Fin Agy Mtg Rev
         Residential Ser A1 (GNMA
         Collateralized)....................  6.150       03/01/29       1,837,225
                                                                      ------------
         PENNSYLVANIA  8.4%
 7,500   Allegheny Cnty, PA Arpt Rev Gtr
         Pittsburgh Intl Arpt Ser A (FSA
         Insd)..............................  6.800       01/01/10       8,107,350
 4,000   Allegheny Cnty, PA Arpt Rev Gtr
         Pittsburgh Intl Arpt Ser B (FSA
         Insd)..............................  6.625       01/01/22       4,317,520
 2,000   Allegheny Cnty, PA Hosp Dev Auth
         Rev Pittsburgh Mercy Hlth Sys Inc
         (AMBAC Insd).......................  5.625       08/15/26       2,145,380

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,330   Allegheny Cnty, PA Residential Fin
         Auth Mtg Rev Single Family (GNMA
         Collateralized)....................  7.100%      05/01/24    $  1,406,741
 1,000   Crawford Cent Sch Dist PA (FGIC
         Insd)..............................  4.000       02/15/08         977,100
 1,000   Philadelphia, PA Wtr & Wastewtr Rev
         Ser 1999 Rfdg (AMBAC Insd) (a).....  5.000       12/15/06       1,045,930
 1,950   Sayre, PA Hlthcare Fac Auth Rev
         Hosp VHA PA/VHA East Fin Pgm B
         (AMBAC Insd).......................  6.375       07/01/22       2,119,923
 2,055   Southeast Delco Sch Dist PA Cap
         Apprec (MBIA Insd) (a).............  *           02/01/19         738,320
 1,555   Southeast Delco Sch Dist PA Cap
         Apprec (MBIA Insd) (a).............  *           02/01/21         500,384
                                                                      ------------
                                                                        21,358,648
                                                                      ------------
         RHODE ISLAND  0.7%
 1,500   Rhode Island Port Auth & Econ Dev
         Corp Arpt Rev Ser A (FSA Insd).....  7.000       07/01/14       1,831,170
                                                                      ------------
         SOUTH CAROLINA  3.9%
 4,575   South Carolina St Port Auth Port
         Rev (AMBAC Insd)...................  6.750       07/01/21       4,910,119
 4,575   South Carolina St Port Auth Port
         Rev (Escrowed to Maturity) (AMBAC
         Insd)..............................  6.750       07/01/21       4,965,247
                                                                      ------------
                                                                         9,875,366
                                                                      ------------
         SOUTH DAKOTA  0.4%
 1,000   South Dakota St Hlth & Edl Fac Auth
         Vocational Ed Pgm Ser A (AMBAC
         Insd)..............................  5.400       08/01/13       1,054,950
                                                                      ------------
         TENNESSEE  0.5%
 1,085   Memphis-Shelby Cnty, TN Arpt Rev
         Ser A Rfdg (MBIA Insd).............  6.250       02/15/10       1,231,399
                                                                      ------------
         TEXAS  12.3%
 1,085   Brazos River Auth TX Johnson Cnty
         Surface (AMBAC Insd)...............  5.800       09/01/11       1,154,451
 5,000   Brazos River Auth TX Pollutn Ctl
         Rev Coll TX Util Elec Co Proj A
         (AMBAC Insd).......................  6.750       04/01/22       5,440,300
 5,000   Brazos River Auth TX Pollutn Ctl
         Rev Coll TX Util Elec Co Proj B
         (FGIC Insd)........................  6.625       06/01/22       5,425,400

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         TEXAS (CONTINUED)
$1,000   Brazos River Auth TX Pollutn Ctl
         Rev Coll TX Util Elec Co Proj C
         (FGIC Insd)........................  6.700%      10/01/22    $  1,093,980
 1,530   Coastal Wtr Auth TX Contract Rev
         City of Houston Proj Rfdg (FSA
         Insd)..............................  5.125       12/15/15       1,562,865
 2,305   Harris Cnty, TX Hsg Fin Corp
         Multi-Family Hsg Rev Cypress Ridge
         Apts (FSA Insd)....................  6.350       06/01/26       2,527,294
 4,000   Houston, TX Arpt Sys Rev Sub Lien
         Ser A (FGIC Insd)..................  6.750       07/01/21       4,293,000
 2,000   Matagorda Cnty, TX Navigation Dist
         No 1 Houston Lighting Pwr Co Rfdg
         (AMBAC Insd).......................  5.125       11/01/28       1,976,000
 1,800   Midland, TX Ctfs Oblig Arpt Sub
         Lien (FSA Insd)....................  5.850       03/01/13       1,943,820
 3,660   Texas St Veterans Hsg Assistance
         (MBIA Insd)........................  6.800       12/01/23       3,933,658
 2,000   Tyler, TX Hlth Fac Dev Corp Hosp
         Rev Mother Frances Hosp of Tyler
         (FGIC Insd)........................  6.500       07/01/22       2,178,520
                                                                      ------------
                                                                        31,529,288
                                                                      ------------
         VIRGINIA  0.6%
 1,495   Harrisonburg, VA Redev & Hsg Auth
         Multi-Family Hsg Rev (FSA Insd)....  6.200       04/01/17       1,585,836
                                                                      ------------
         WASHINGTON  3.6%
 2,235   Grant Cnty, WA Pub Util Dist No 002
         Wanapum Hydro Elec Rev Second Ser D
         (AMBAC Insd).......................  6.000       01/01/13       2,423,008
 1,770   Grant Cnty, WA Pub Util Dist No 002
         Wanapum Hydro Elec Rev Second Ser D
         (AMBAC Insd).......................  6.250       01/01/17       1,923,247

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description              Coupon      Maturity    Market Value
----------------------------------------------------------------------------------
         WASHINGTON (CONTINUED)
$1,855   Grant Cnty, WA Pub Util Dist No 2
         Priest Rapids Hydro Elec Rev Second
         Ser D (AMBAC Insd).................  6.000%      01/01/13    $  2,011,043
 1,460   Grant Cnty, WA Pub Util Dist No 2
         Priest Rapids Hydro Elec Rev Second
         Ser D (AMBAC Insd).................  6.250       01/01/17       1,586,407
 1,350   Washington St Hlthcare Facs Auth
         Rev Sisters of Providence (AMBAC
         Insd)..............................  5.000       10/01/19       1,322,041
                                                                      ------------
                                                                         9,265,746
                                                                      ------------
         WISCONSIN  1.2%
 3,000   Wisconsin St Hlth & Edl Fac Auth
         Rev Children's Hosp (FGIC Insd)....  5.000       08/15/10       3,045,870
                                                                      ------------
         PUERTO RICO  2.3%
 5,000   Puerto Rico Comwlth Hwy & Tran Auth
         Hwy Rev Ser Y Rfdg (Embedded Cap)
         (FSA Insd).........................  5.730       07/01/21       5,858,400
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  110.5%
  (Cost $262,348,026).............................................     282,421,111
SHORT-TERM INVESTMENTS   0.7%
  (Cost $1,700,000)...............................................       1,700,000
                                                                      ------------
TOTAL INVESTMENTS  111.2%
  (Cost $264,048,026).............................................     284,121,111
LIABILITIES IN EXCESS OF OTHER ASSETS  (11.2%)....................     (28,636,810)
                                                                      ------------
NET ASSETS  100.0%................................................    $255,484,301
                                                                      ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corporation
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $264,048,026).......................    $284,121,111
Cash........................................................           8,346
Receivables:
  Interest..................................................       4,473,134
  Investments Sold..........................................       1,266,866
Other.......................................................           1,016
                                                                ------------
      Total Assets..........................................     289,870,473
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      33,907,089
  Investment Advisory Fee...................................         126,138
  Administrative Fee........................................          42,046
  Income Distributions -- Preferred Shares..................          39,440
  Affiliates................................................          24,670
Accrued Expenses............................................         145,998
Trustees' Deferred Compensation and Retirement Plans........         100,791
                                                                ------------
      Total Liabilities.....................................      34,386,172
                                                                ------------
NET ASSETS..................................................    $255,484,301
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,600 issued with liquidation preference of
  $25,000 per share)........................................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,733,518 shares issued and
  outstanding)..............................................          97,335
Paid in Surplus.............................................     143,592,528
Net Unrealized Appreciation.................................      20,073,085
Accumulated Undistributed Net Investment Income.............       1,093,666
Accumulated Net Realized Gain...............................         627,687
                                                                ------------
      Net Assets Applicable to Common Shares................     165,484,301
                                                                ------------
NET ASSETS..................................................    $255,484,301
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($165,484,301 divided by
  9,733,518 shares outstanding).............................    $      17.00
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 7,369,329
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        764,438
Administrative Fee..........................................        254,813
Preferred Share Maintenance.................................        120,823
Trustees' Fees and Related Expenses.........................         13,201
Custody.....................................................         11,886
Legal.......................................................          5,095
Other.......................................................        118,657
                                                                -----------
    Total Expenses..........................................      1,288,913
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,080,416
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   627,681
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     22,903,190
  End of the Period:
    Investments.............................................     20,073,085
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,830,105)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(2,202,424)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,877,992
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1999
                and the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  6,080,416       $ 12,370,189
Net Realized Gain................................         627,681          2,092,144
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      (2,830,105)         3,660,244
                                                     ------------       ------------
Change in Net Assets from Operations.............       3,877,992         18,122,577
                                                     ------------       -------------
Distributions from Net Investment Income:
  Common Shares..................................      (4,810,316)        (9,636,410)
  Preferred Shares...............................      (1,148,041)        (2,973,522)
                                                     ------------       ------------
                                                       (5,958,357)       (12,609,932)
                                                     ------------       ------------
Distributions from Net Realized Gain:
  Common Shares..................................      (1,590,029)        (1,098,187)
  Preferred Shares...............................        (502,115)          (318,829)
                                                     ------------       ------------
                                                       (2,092,144)        (1,417,016)
                                                     ------------       ------------
Total Distributions..............................      (8,050,501)       (14,026,948)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (4,172,509)         4,095,629
FROM CAPITAL TRANSACTIONS:
  Value of Common Shares Issued Through Dividend
    Reinvestment.................................         542,621            566,879
                                                     ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (3,629,888)         4,662,508
NET ASSETS:
Beginning of the Period..........................     259,114,189        254,451,681
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,093,666 and $971,607 respectively)..........    $255,484,301       $259,114,189
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                            Six Months Ended    ------------------
                                             April 30, 1999      1998       1997
----------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)...............................        $17.431      $17.008    $16.688
                                                   -------      -------    -------
  Net Investment Income....................           .625        1.276      1.297
  Net Realized and Unrealized Gain/Loss....          (.227)        .594       .581
                                                   -------      -------    -------
Total from Investment Operations...........           .398        1.870      1.878
                                                   -------      -------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............           .495         .995      1.050
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................           .118         .306       .293
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............           .164         .113       .161
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................           .051         .033       .054
                                                   -------      -------    -------
Total Distributions........................           .828        1.447      1.558
                                                   -------      -------    -------
Net Asset Value, End of the Period.........        $17.001      $17.431    $17.008
                                                   =======      =======    =======
Market Price Per Share at End of the
  Period...................................        $17.375      $17.750    $17.250
Total Investment Return at Market
  Price (b)................................          1.70%*       9.77%     15.04%
Total Return at Net Asset Value (c)........          1.33%*       9.27%      9.58%
Net Assets at End of the Period (In
  millions)................................        $ 255.5      $ 259.1    $ 254.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............          1.56%        1.56%      1.57%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common
  Shares (d)...............................          5.96%        5.65%      6.05%
Portfolio Turnover.........................            32%*         66%        36%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares..............          1.01%        1.01%      1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                            January 24, 1992
                                             (Commencement
Year Ended October 31,                       of Investment
-------------------------------------------  Operations) to
       1996      1995      1994      1993   October 31, 1992
------------------------------------------------------------
      $16.693   $14.883   $18.213   $15.278      $    14.737
      -------   -------   -------   -------      -----------
        1.323     1.340     1.351     1.365             .924
         .054     1.883    (3.150)    2.949             .340
      -------   -------   -------   -------      -----------
        1.377     3.223    (1.799)    4.314            1.264
      -------   -------   -------   -------      -----------
        1.050     1.050     1.050      .970             .525
         .332      .363      .301      .293             .198
          -0-       -0-      .146      .086              -0-
          -0-       -0-      .034      .030              -0-
      -------   -------   -------   -------      -----------
        1.382     1.413     1.531     1.379             .723
      -------   -------   -------   -------      -----------
      $16.688   $16.693   $14.883   $18.213      $    15.278
      =======   =======   =======   =======      ===========
      $16.125   $15.750   $13.500   $17.250      $    14.500
        9.19%    24.96%   (15.57%)   26.98%             .09%*
        6.53%    19.80%   (12.20%)   26.75%            5.33%*
       $251.0    $250.6    $233.2    $265.2      $     237.0
        1.60%     1.63%     1.57%     1.54%            1.51%
        5.99%     6.16%     6.33%     6.29%            6.08%
          35%       28%       26%       38%              90%*
        1.02%     1.03%     1.01%      .99%            1.01%

                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 1999, for federal income tax purposes, the cost of long- and short-term investments is $264,048,026; the aggregate gross unrealized appreciation is $20,248,284 and the aggregate gross unrealized depreciation is $175,199 resulting in net unrealized appreciation on long- and short-term investments of $20,073,085.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends monthly from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $45,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1999 and October 31, 1998, paid in surplus related to common shares aggregated $143,592,528 and $143,050,223, respectively.

    Transactions in common shares were as follows:

                                       SIX MONTHS ENDED       YEAR ENDED
                                        APRIL 30, 1999     OCTOBER 31, 1998
---------------------------------------------------------------------------
Beginning Shares......................    9,701,930           9,668,986
Shares Issued Through Dividend
  Reinvestment........................       31,588              32,944
                                          ---------           ---------
Ending Shares.........................    9,733,518           9,701,930
                                          =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $98,922,477 and $86,305,063, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts for the six months ended April 30, 1999.

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    As of April 30, 1999, the Trust had outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on April 30, 1999 was 3.195%. During the six months ended April 30, 1999, the rates ranged from 3.000% to 5.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - CHAIRMAN

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and
Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O.Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.